Exhibit 10.7

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 3 OF THE DEBENTURES (AS DEFINED HEREIN) TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE DEBENTURES), AND EACH HOLDER OF THIS GUARANTY, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF SECTIONS 3 AND 12 OF THE DEBENTURES.

THIS GUARANTY (this “Guaranty”), dated as of April 7, 2020, between entities named as guarantors on the signature pages this Guaranty (the “Guarantors” and each a “Guarantor”), each of which Guarantors is a subsidiary of American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Holders one or more Convertible Debentures dated the date hereof in an aggregate principal amount of $34,603,750 and may thereafter execute and deliver additional Convertible Debentures in an additional aggregate principal amount not to exceed $65,396,250 (the “Debentures”);

WHEREAS, Section 14 of the Debentures provides that the Guarantors shall execute and deliver to each Holder a Guaranty pursuant to which the Guarantors shall unconditionally guarantee all of the Company’s obligations under the Debentures on the terms and conditions set forth herein (the “Debenture Guarantee”); and

WHEREAS, the Guarantors are authorized to execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, including the benefits to be received by the Guarantors from the financing provided by the issuance of the Debentures and the other securities issued contemporaneously therewith, the receipt of which is hereby acknowledged, each Guarantors and the Company mutually covenant and agree for the equal and ratable benefit of the Holders of the Debentures as follows:

1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings given to them in the Debentures or the Purchase Agreement, as applicable.

2. AGREEMENT TO GUARANTEE.

(a) Each Guarantor hereby agrees, jointly and severally with all other Guarantors hereby, guarantees, to each Holder of a Debenture, irrespective of the validity and enforceability of the Debentures or the obligations of the Company hereunder or thereunder, that:

(1) the principal of, premium, if any, and interest on, the Debentures will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Debentures, if any, if lawful, and all other obligations of the Company to the Holders thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(2) in case of any extension of time of payment or renewal of any Debentures or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) The Guarantors hereby agree that their obligations hereunder are unconditional, irrespective of the validity, regularity or enforceability of the Debentures, the absence of any action to enforce the same, any waiver or consent by any Holder of the Debentures with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Debentures.

(c) If any Holder is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(d) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders, on the other hand, (1) the maturity of the obligations guaranteed hereby may be accelerated as provided in the Debentures for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (2) in the event of any such declaration of acceleration of such obligations, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantors for the purpose of this Guarantee. The Guarantors will have the right to seek contribution from any other Guarantor, or the Company, as the case may be, so long as the exercise of such right does not impair the rights of the Holders under the Debenture Guarantee.

(e) Each Guarantor, and by its acceptance of Debentures, each Holder, hereby confirms that it is the intention of all such parties that the Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of bankruptcy law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Guarantee. To effectuate the foregoing intention, the Holders and the Guarantors hereby irrevocably agree that the obligations of such Guarantor shall be limited to the maximum amount that shall, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guaranty, result in the obligations of such Guarantor under its Guaranty not constituting a fraudulent transfer or conveyance.

3. NOTICES. All notices or other communications to each Guarantor shall be given as provided in Section 8.2 of the Debentures.

4. RATIFICATION OF DEBENTURES; GUARANTIES PART OF DEBENTURES. Except as expressly amended hereby, the Debentures are in all respects ratified and confirmed and all the terms, conditions and provisions thereof (including, without limitation, the terms and provisions of Section 3 of the Debentures in favor of the Senior Lender as defined therein) shall remain in full force and effect. This Guaranty shall form a part of the Debentures for all purposes, and every holder of Debentures heretofore or hereafter authenticated and delivered shall be bound hereby.

5. GOVERNING LAW. THIS GUARANTY AND THE DEBENTURES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, with the laws of the State of Delaware without giving effect to principles of conflict of laws that would cause the laws of another jurisdiction to apply.

6. COUNTERPARTS. The parties may sign any number of copies of this Guaranty. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and attested, all as of the date first above written.

Dated: April 7, 2020

STRATOS MANAGEMENT SYSTEMS, INC.

By:	/s/ Dr. Robert Willis
Name:	Dr. Robert Willis
Title:	President

[Signature Page to Form of Guaranty]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and attested, all as of the date first above written.

Dated: April 7, 2020

FIRST BYTE COMPUTERS, INC.

By:	/s/ Dr. Robert Willis
Name:	Dr. Robert Willis
Title:	President

[Signature Page to Form of Guaranty]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and attested, all as of the date first above written.

Dated: April 7, 2020

COMPUTEX, INC.

By:	/s/ Dr. Robert Willis
Name:	Dr. Robert Willis
Title:	President

[Signature Page to Form of Guaranty]

IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and attested, all as of the date first above written.

Dated: April 7, 2020

ENETSOLUTIONS, L.L.C.

By:	/s/ Dr. Robert Willis
Name:	Dr. Robert Willis
Title:	President

[Signature Page to Form of Guaranty]